SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2006

SUPERVALU INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5418	41-0617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 828-4000
Registrant’s telephone number, including area code

n/a

(Former Name and Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 25, 2006, SUPERVALU INC. (the “Company”) distributed an internal news article relating to its recently announced transaction entered into on January 22, 2006, between the Company, Albertson’s Inc., CVS Corporation, and a consortium of investors including Cerberus Capital Management, L.P., Kimco Realty Corporation, Lubert-Adler Management, Inc. and Schottenstein Stores Corporation. A copy of the news article is included herein as Exhibit 99.1. These materials are incorporated herein by reference and the foregoing description of the subject transactions is qualified in its entirety by reference to such materials. Further detail on the subject transactions is available in the Company’s Current Report on Form 8-K filed on January 24, 2006.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

Exhibit No.	Document Designation

99.1	News Article, dated January 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2006

SUPERVALU INC.

By:	/s/ JOHN P. BREEDLOVE, ESQ.
Name: John P. Breedlove, Esq. Title: Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Article, dated January 25, 2006.